                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 9, 1998


                            NETWORKS ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-20558                                        77-0316593
  ---------------------                     ------------------------------------
  (Commission File No.)                     (IRS Employer Identification Number)



                               3965 Freedom Circle
                          Santa Clara, California 95054
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 988-3832
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5.    Other Events

           On June 9, 1998, Networks Associates, Inc., a Delaware corporation ("Network Associates"), and Dr Solomon's Group plc, a corporation duly organized and existing under the laws of England and Wales ("Dr. Solomon"), agreed to the terms of the proposed acquisition of all the issued share capital of Dr. Solomon by Network Associates (the "Acquisition") by means of a Scheme of Arrangement in accordance with Section 425 of the Companies Act (as amended) of England and Wales. Pursuant to the terms of the Transaction Agreement, dated June 9, 1998, by and between Dr. Solomon and Network Associates (the "Transaction Agreement"), holders of Dr. Solomon Ordinary Shares will receive 0.27625 shares of Network Associates Common Stock for each Dr. Solomon Ordinary Share. As one Dr. Solomon American Depository Share ("ADS") represents three Dr. Solomon Ordinary Shares, this is equivalent to 0.82875 shares of Network Associates Common Stock for each Dr. Solomon ADS.

           The Acquisition is expected to close within 90 days contingent upon the fulfilment of certain conditions as outlined in the Transaction Agreement including, but not limited to, expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Acquisition by both the shareholders of Dr. Solomon and the High Court of Justice in England and Wales. The Acquisition will be accounted for as a pooling of interests.


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Item 7.    Financial Statements and Exhibits

           (a)       Exhibits

                      2.1  Press Release, dated June 9, 1998.

                      2.2 Scheme Document related to Recommended Proposal for the Acquisition of Dr. Solomon's Group PLC dated June 26, 1998, including Pro Forma Financial Information.

                     23.1  Consent of Deloitte & Touche, Chartered Accountants.

                     23.2  Consent of PricewaterhouseCoopers LLP

                     99.1  Financial Statements of Business to be Acquired.

                     99.2  Pro Forma Financial Information, included as part of
                           Exhibit 2.2.



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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NETWORKS ASSOCIATES, INC.


Dated:  July 1, 1998                      By: /s/ PRABHAT K. GOYAL
                                              -----------------------
                                              Prabhat K. Goyal
                                              Chief Financial Officer


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                            NETWORKS ASSOCIATES, INC.


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS




         Exhibit No.          Description
         -----------          -----------

            2.1               Press Release, dated June 9, 1998.

            2.2 Scheme Document related to Recommended Proposal for the Acquisition of Dr. Solomon's Group PLC dated June 26, 1998, including Pro Forma
                              Financial Information.

           23.1               Consent of Deloitte & Touche, Chartered
                              Accountants.

           23.2               Consent of PricewaterhouseCoopers LLP

           99.1               Financial Statements of Business to be Acquired.

           99.2 Pro Forma Financial Information, included as part of Exhibit 2.2.
